UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: December 31, 2014
FORM 8-K	Estimated average burden hours per response........5.00

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 5, 2012

IVOICE, INC.
(Exact name of registrant as specified in its charter)

New Jersey	000-29341	51-0471976
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

19 Briar Hollow Lane, Suite 125 Houston, Texas 77027	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 465-1001

____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On January 9, 2012, Jerome Mahoney (“Mahoney”), the former President and controlling shareholder of the Registrant, entered into a Promissory Note Exchange Agreement with American Security Resources Corporation (“ASRC”), a Nevada corporation with offices at 19 Briar Hollow Lane, Suite 125, Houston, Texas 77027, whereby Mahoney transferred a $972,202.67 Promissory Note that was issued to Mahoney by the Registrant on August 13, 2002 (the “iVoice Note”) to ASRC.  In exchange for the iVoice Note, ASRC issued a new Promissory Note payable to Mahoney in the principal sum of $972,202.67 (the “ASRC Note”).

Upon the above-referenced Promissory Note Exchange, voting control of the Registrant was transferred to ASRC based upon the convertibility of the iVoice Note into 972,202 shares of iVoice, Inc., Class B Common stock.  These Class B Common Stock shares couldvote the equivalent of 21,604,488,888 shares based upon the Class B to Class A conversion price of $.000045, or 70.38% of the total votes of all Class A and Class B shareholders.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 5, 2012, Jerome Mahoney and Frank Esser, as members of the Registrant’s Board of Directors, elected Frank Neukomm, Robert C. Farr, and James Twedt as their replacements to serve as the Registrant’s Board of Directors, effective upon the resignation of Mssrs. Mahoney and Esser.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVoice, Inc.

Date: February 16, 2012	By:	/s/ Frank Neukomm
Frank Neukomm
President and Chief Executive Officer

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INDEX OF EXHIBITS

11.1	Promissory Note Exchange Agreement by and between Jerome Mahoney and American Security Resources Corporation dated January 9, 2012.

11.2	Preferred Stock Exchange Agreement by and among Jerome Mahoney, American Security Resources Corporation and B. Green Innovations, Inc., dated January 9, 2012.

11.3	Affidavit amount of Jerome Mahoney dated January 6, 2012, and Amended Promissory Note (Exhibit A).

11.4	Promissory Note issued by American Security Resources to Jerome Mahoney.

11.5	Unanimous Written Consent in Lieu of Meeting of Directors of iVoice, Inc., dated January 5, 2012.

11.6	Unanimous Written Consent in Lieu of Meeting of Directors of iVoice Innovations, Inc., dated January 5, 2012.

11.7	Letter of Resignation of Jerome Mahoney dated January 5, 2012.

11.8	Letter of Resignation of Frank Esser dated January 6, 2012.

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